RYDEX SERIES FUNDS

EUROPE 1.25X STRATEGY FUND
GOVERNMENT LONG BOND 1.2X STRATEGY FUND
INVERSE GOVERNMENT LONG BOND STRATEGY FUND
INVERSE HIGH YIELD STRATEGY FUND
INVERSE MID-CAP STRATEGY FUND
INVERSE NASDAQ-100® STRATEGY FUND
INVERSE RUSSELL 2000® STRATEGY FUND
INVERSE S&P 500 STRATEGY FUND
JAPAN 2X STRATEGY FUND
MID-CAP 1.5X STRATEGY FUND
RUSSELL 2000® 1.5X STRATEGY FUND
STRENGTHENING DOLLAR 2X STRATEGY FUND
WEAKENING DOLLAR 2X STRATEGY FUND

SUPPLEMENT DATED NOVEMBER 17, 2009
TO ALL

Rydex Series Funds Domestic Equity, International Equity, Fixed Income, and
Money Market Funds A-Class and C-Class Shares Prospectus Dated August 1, 2009;
Rydex Series Funds Domestic Equity, International Equity, Fixed Income, and
Money Market Funds Advisor Class and H-Class Shares Prospectus Dated August 1, 2009;
Rydex Series Funds Domestic Equity, International Equity, Fixed Income, and
Money Market Funds Investor Class and H-Class Shares Prospectus Dated August 1, 2009;
and supplements thereto.

The following information supplements information contained in the above Rydex Series Funds Prospectuses dated August 1, 2009 (the "Prospectus"), and should be read in conjunction with the Prospectus.

The Government Long Bond 1.2x Strategy Fund, Mid-Cap 1.5x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund, and Weakening Dollar 2x Strategy Fund ("Daily Leveraged Funds") seek daily leveraged investment results. The Europe 1.25x Strategy Fund and Japan 2x Strategy Fund also seek leveraged investment results ("Leveraged Funds"). The Inverse Government Long Bond Strategy Fund, Inverse High Yield Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse Nasdaq-100® Strategy Fund, Inverse Russell 2000® Strategy Fund, and Inverse S&P 500 Strategy Fund ("Inverse Funds") seek to provide investment results that match the opposite of the performance of a specific benchmark on a daily basis. Unless otherwise specified, the Daily Leveraged Funds, the Leveraged Funds and Inverse Funds will be referred to as the "Funds."

The Funds generally are intended to be used as short-term trading vehicles. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. Each of the Inverse Funds pursues daily investment goals that are inverse to the performance of its benchmark, a result opposite of most mutual funds. The Daily Leveraged Funds are different from other mutual funds, in that they pursue daily leveraged investment goals. The Weakening Dollar 2x Strategy Fund pursues both daily leveraged and daily inverse investment goals. The Daily Leveraged Funds and Leveraged Funds are riskier than alternatives that do not use leverage, because they magnify the performance of the benchmark on an investment. Finally, because the Daily Leveraged Funds and Inverse Funds seek daily leveraged and daily inverse investment results, respectively, the return of a Daily Leveraged or Inverse Fund for a period longer than a full trading day will be the sum of the series of daily leveraged or inverse returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Daily Leveraged Fund's or Inverse Fund's return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors that invest for periods of less than a full trading day or for a period different than a trading day will not be the product of the return of the Daily Leveraged Fund's or Inverse Fund's stated goal and the performance of the target index for the full trading day.

The Funds are not suitable for all investors. The Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy the Funds. There is no assurance that the Funds will achieve their objectives and an investment in a Fund could lose money. No single Fund is a complete investment program.

The section, "Understanding Compounding & the Effect of Leverage" and the three charts accompanying that section are now moved to page 1, and the following language is added:

MARKET VOLATILITY. Each Daily Leveraged Fund seeks to provide a return that is a multiple of the daily performance of its benchmark. No Daily Leveraged Fund attempts to, and no Daily Leveraged Fund should be expected to, provide returns that are a multiple of the return of the benchmark for periods other than a single day. Each Daily Leveraged Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day's gains or reducing exposure in response to that day's losses.

Daily rebalancing will impair a Daily Leveraged Fund's performance if the benchmark experiences volatility. For instance, a hypothetical 2x Daily Leveraged Fund would be expected to lose -3.9% (as shown in Table 1 below) if its benchmark provided no return over a one year period during which its benchmark experienced annualized volatility of 20%. If the benchmark's annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a 2x Daily Leveraged Fund widens to approximately -14.8%. An index's volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index.

Table 1

Benchmark Annualized Volatility Range	2x Daily Leveraged Fund Loss	2x Inverse Fund Loss
10%	-1.0%	-2.9%
20%	-3.9%	-11.3%
30%	-8.6%	-23.6%
40%	-14.8%	-38.0%
50%	-22.2%	-52.7%
60%	-30.4%	-66.0%
70%	-39.1%	-77.1%
80%	-47.5%	-85.3%
90%	-56.2%	-91.3%
100%	-64.0%	-95.1%
Table 1 shows the hypothetical loss for a one-year period, assuming the above annualized volatility range for a hypothetical benchmark that provided no return over the one-year period. The hypothetical loss was determined based upon 100,000 simulations performed with randomly generated daily returns normally distributed around 0%. The return values shown represent the mean leveraged final return for all samples with an unleveraged final return between -1% and +1%.

Table 2 shows the range of volatility for certain of the indexes of which one of the Daily Leveraged Funds is benchmarked over the six months ended April 30, 2009. (In historical terms, volatility ranges during this period were extremely high.) These indexes to which the Funds are benchmarked have historical volatility rates over that period ranging from 47.5% to 60.6%. Since market volatility, like that experienced by the markets currently, has negative implications for Daily Leveraged Funds that rebalance daily, investors should be sure to monitor and manage their investments in the Daily Leveraged Funds in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various indexes in Table 2 to give investors some sense of the risks of holding the Daily Leveraged Funds for long periods. These tables are intended to simply underscore the fact that the Daily Leveraged Funds and Leveraged Funds are designed for investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting and (d) intend to actively monitor and manage their investments. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Table 2

Index	Volatility Range for Six Months ended April 30, 2009
S&P 500 Index	47.5%
S&P MidCap 400 Index	55.1%
Russell 2000® Index	60.6%

A PRECAUTIONARY NOTE TO INVESTORS REGARDING DRAMATIC INDEX MOVEMENT. Each Daily Leveraged Fund seeks daily exposure to its target index equal to or in excess of 120% of its net assets. As a consequence, for each Daily Leveraged Fund the risk of total loss exists in the event of a movement of the Daily Leveraged Fund's target index in excess of 50% in a direction adverse to the Daily Leveraged Fund (meaning a decline in the value of the target index of a Leveraged Fund). In short, the risk of total loss exists for a Daily Leveraged Fund that seeks daily exposure to its target index equal to 200% of its net assets.

THE PROJECTED RETURNS OF LEVERAGED INDEX FUNDS FOR SHARES HELD LONGER THAN A FULL TRADING DAY. The Daily Leveraged Funds seek daily leveraged investment results which should not be equated with seeking a leveraged goal for longer than a day. For instance, if a Daily Leveraged Fund's underlying index gains 10% for a week, the Daily Leveraged Fund's shares should not be expected to provide a return of 20% for the week even if it meets its daily target throughout the week. This is true because of the fund expenses noted below but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a Daily Leveraged Fund's daily target or inverse daily target (e.g., 200%) will not generally equal a Daily Leveraged Fund's performance over that same period.

The following charts set out a range of hypothetical daily performances during a given 10 trading days of an index and demonstrate how changes in the index impact the Daily Leveraged Funds' performance for trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the Daily Leveraged Funds over a 10 trading day period and do not reflect expenses of any kind.

TABLE 1: NO CLEAR TREND IN THE MARKET

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.48%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$70.10	-11.11%	-29.90%
Day 6	100	17.65%	0.00%	$94.83	35.29%	-5.17%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$94.34	10.53%	-5.66%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.77%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.11%

The cumulative performance of the index in Table 1 is 0% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -6.11%, while the hypothetical return of the Inverse Fund is -19.45%. The volatility of the benchmark performance and lack of clear trend results in performance for each Daily Leveraged Fund for the period which bears little relationship to the performance of the index for the 10 trading day period.

TABLE 2: CLEAR TREND THAT MARKET RISES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.85%	12.24%
Day 4	108	1.89%	8.00%	$116.47	3.77%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.18%
Day 7	114	1.79%	14.00%	$129.65	3.57%	29.65%
Day 8	116	1.75%	16.00%	$134.20	3.51%	34.20%
Day 9	118	1.72%	18.00%	$138.82	3.45%	38.82%
Day 10	120	1.69%	20.00%	$143.53	3.39%	43.53%

The cumulative performance of the index in Table 2 is 20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is 43.53%. The hypothetical return of the Daily Leveraged Fund is 218% of the index return for the 10 trading day period. In this case, because of the positive index trend, the Daily Leveraged Fund gain is greater than 200% of the index gain for the 10 trading day period.

TABLE 3: CLEAR TREND THAT MARKET DECLINES

	Index			2x Daily Leveraged Fund
	Value	Daily Performance	Cumulative Value	NAV	Daily Performance	Cumulative Performance
	10			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$88.24	-4.17%	-11.76%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$80.82	-4.35%	-19.18%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.78%
Day 7	86	-2.27%	-14.00%	$73.71	-4.55%	-26.29%
Day 8	84	-2.33%	-16.00%	$70.29	-4.65%	-29.71%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.06%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.33%

The cumulative performance of the index in Table 3 is -20% for 10 trading days. The hypothetical return of the Daily Leveraged Fund for the 10 trading day period is -36.33%. The hypothetical return of the Daily Leveraged Fund is 182% of the index return for the 10 trading day period. In this case, because of the negative index trend, the Daily Leveraged Fund decline is less than 200% of the index decline for the 10 trading day period.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.